Statement of Additional Information Supplement dated May 3, 2012
The purpose of this supplement is to provide you with changes to the current Statements of Additional Information for Investor, Institutional, Cash Management, Corporate, Personal Investment, Private Investment, Reserve and Resource class shares of the Funds listed below:

Premier Portfolio	Treasury Portfolio
Premier Tax-Exempt Portfolio	Government & Agency Portfolio
Premier U.S. Government Money Portfolio	Government TaxAdvantage Portfolio
Liquid Assets Portfolio	Tax-Free Cash Reserve Portfolio
STIC Prime Portfolio
The information appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS — Investment Strategies and Risks — Investment Techniques — Reverse Repurchase Agreements” is deleted in its entirety.